================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 9, 2000


                          JLK DIRECT DISTRIBUTION INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-13059

          PENNSYLVANIA                                 23-2896928
  (State or other jurisdiction                      (I.R.S. Employer
        of incorporation)                          Identification No.)



                               1600 TECHNOLOGY WAY
                                  P.O. BOX 231
                        LATROBE, PENNSYLVANIA 15650-0231
              (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000


================================================================================

ITEM 5.  OTHER EVENTS

On May 2, 2000, JLK Direct Distribution Inc. (JLK) issued a news release regarding the announcement of the resignation of Mr. Richard J. Orwig as President and CEO of JLK. JLK also announced that Mr. Jeffery M. Boetticher, currently a member of JLK's Board of Directors, will be replacing Mr. Orwig on an interim basis and that a search would be immediately initiated for Mr. Orwig's successor.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JLK DIRECT DISTRIBUTION INC.



Date:    May 9, 2000                  By: /s/ DIANA L. SCOTT
                                          -------------------
                                          Diana L. Scott
                                          Vice President,
                                          Chief Financial Officer,
                                          and Treasurer